UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 18, 2011

CASS INFORMATION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-20827	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13001 Hollenberg Drive Bridgeton, Missouri		63044
(Address of principal executive offices)		(Zip Code)

(314) 506-5500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.	Results of Operations and Financial Condition.

On April 18, 2011, Cass Information Systems, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2011. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information reported under this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 18, 2011. The following is a summary of the matters voted on at the meeting:

(a) Election of four directors to serve three-year terms ending in 2014, as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
K. Dane Brooksher	6,523,252	149,357	1,405,356
Eric H. Brunngraber	6,593,540	79,069	1,405,356
Bryan S. Chapell	6,517,323	155,286	1,405,356
Benjamin F. Edwards, IV	6,590,846	81,763	1,405,356

All director nominees were elected.

(b)	Non-binding advisory vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,553,185	96,505	22,919	1,405,356

On an advisory basis, the Company’s shareholders approved the compensation paid to the Company’s named executive officers as disclosed in the Company’s 2011 proxy statement.

(c)	Non-binding advisory vote on the frequency of executive compensation advisory votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,041,257	14,726	4,541,884	74,742	1,405,356

On an advisory basis, the Company’s shareholders indicated their preference for the advisory vote on executive compensation to be held every three years.

(d)	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2011:

Votes For	Votes Against	Abstentions
8,048,870	17,414	11,681

The selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2011 was ratified.

Item 8.01.	Other Matters.

On April 20, 2011, the Company announced a second quarter cash dividend of $0.16 per share, payable June 15, 2011 to shareholders of record on June 3, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by Cass Information Systems, Inc. dated April 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2011

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Eric H. Brunngraber
Name:	Eric H. Brunngraber
Title:	President and Chief Executive Officer

By:	/s/ P. Stephen Appelbaum
Name:	P. Stephen Appelbaum
Title:	Chief Financial Officer

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